UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

ASTRATA GROUP INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Nevada	000-32475	84-1408762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

14027 Memorial Drive, Suite 355 Houston, TX	77079-6826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(714) 641-1512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On May 26, 2009 Astrata (Asia Pacific) PTE LTD (“Astrata Asia”) a wholly owned subsidiary of Astrata Group Incorporated (the “Company”), entered into a Facility Agreement (the “Agreement”) with Fame Trading LTD (“Lender”).  In connection with the Agreement the Company entered into a Pledge Agreement (the “Pledge”) and a Continuing Guarantee (the “Guarantee”) with the Lender.  In addition, Astrata Asia and Astrata (Singapore) PTE LTD (“Astrata Singapore”) each entered into a debenture (the “Debenture”) with the Lender.

Under the terms of the Agreement the Lender has agreed to loan Astrata Asia a principal sum of up to $8,500,000 (the “Facility”) with an interest rate equal to the annual London Interbank Offered Rate (“LIBOR”) plus five (5%) percent, for a period of 90 days from the date that any portion of the Facility is disbursed to Astrata Asia.  The Lender has agreed to disburse the Facility upon request by Astrata Asia five business days prior to the date the Facility is to be disbursed.  At the time the Facility is requested, Astrata Asia is required to provide a budget of the income and capital expenditure that has been or is to be incurred and paid by Astrata Asia in the month immediately following the month in which the request  is made supported by invoices or other evidence demonstrating that such expenditure is payable in the relevant month and shall additionally include a requisition for a portion of the Facility representing a sum equal to five (5%) percent of the relevant Facility disbursement.  The Lender can in its absolute discretion, determine whether or not any item of expenditure shall be excluded from the Facility disbursement to Astrata Asia.

In connection with the Agreement, the Company executed the Pledge and the Guarantee.  The Company pursuant to the Pledge has agreed to pledge 100% of its ownership stock of Astrata Asia to secure the satisfaction and performance of all Astrata Pacific obligations under the Agreement.  The Company pursuant to the Guarantee has agreed to guarantee Astrata Asia’s obligations to the Lender and to indemnify the Lender.  Further, the Company guarantees and promises to pay the Lender on demand any and all of Astrata Asia’s in the event of default of the Agreement.

Additionally Astrata Asia has entered into a Debenture with the lender.  Pursuant to the Debenture, the property of Astrata Asia will be security for the repayment of the Facility by Astrata Asia.  Additionally, Astrata Singapore as a 3rd party beneficiary of the Facility has agreed to enter into a Debenture with the Lender.  Astrata Singapore has agreed to grant a security interest for the repayment of the Facility by Astrata Asia with its property.

ITEM 9.01.  Exhibits

NUMBER	EXHIBIT
10.1	Facility Agreement
10.2	Continuing Guarantee
10.3	Pledge Agreement
10.4	Astrata (Asia Pacific) PTE LTD Debenture
10.5	Astrata (Singapore) PTE LTD Debenture

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRATA GROUP INCORPORATED

Date: June 22, 2009	By:	/s/ ANTHONY J. HARRISON
Anthony J. Harrison
Chief Executive Officer

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